UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 28, 1996



                             HOME FINANCIAL BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

                  0-28510                              35-1975585
         (Commission File Number)             (IRS Employer Identification No.)


         279 East Morgan Street
         Spencer, Indiana                                 47460
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (812) 829-2095

Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued October 28, 1996, concerning the Corporation's first quarter earnings and a first quarter charge to earnings resulting from recent legislation dealing with the recapitalization of the Savings Association Insurance Fund is attached hereto as Exhibit 1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 1 - Press Release dated October 28, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     /s/ Kurt J. Meier
                                                     Kurt J. Meier, President


Dated: October 30, 1996